FIRST AMENDMENT TO AGREEMENT OF MERGER

                  THIS FIRST AMENDMENT TO AGREEMENT OF MERGER dated as of August 31, 2004 (this "Amendment"), is by and between INFORTE CORP., a Delaware corporation ("Purchaser"), and Kevin McDonald, in his capacity as Stockholder Representative ("Stockholder Representative").

                  WHEREAS, Purchaser, INFC Acquisition Corp., Compendit, Inc. and Stockholder Representative entered into a Merger Agreement dated as of March 4, 2004 (the "Merger Agreement"); and

                  WHEREAS, Purchaser and Stockholder Representative desire to amend the Merger Agreement as set forth herein, to provide for certain changes with respect to the Additional Merger Consideration.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                  1. Unless otherwise defined herein, all defined terms used in this Amendment which are defined in the Merger Agreement shall have the same meanings herein as in the Merger Agreement.

                  2. Section 3.2 of the Merger Agreement is hereby deleted in its entirety and amended and restated to read as follows:

                  "(a) In addition to the Initial Payment payable pursuant to
                  Section 3.1, the Stockholders (other than those who hold dissenting shares) shall be entitled to receive an additional amount of merger consideration in the amount of $6,300,000 (the "Additional Amount").

                  (b) On January 31, 2005, Purchaser shall pay to the Stockholders an amount equal to 50% of the Additional Amount, subtracting from such payment the total amount of indemnification due Purchaser by reason of Article VIII hereof.

                  (c) On January 31, 2006, Purchaser shall pay to the Stockholders an amount equal to the Additional Amount, less,
                  (i) all amounts previously paid by Purchaser pursuant to subsection (b) above, less (ii), the total amount of indemnification due Purchaser by reason of Article VIII hereof (including amounts previously deducted from the payments made pursuant to subsection (b)).

                  3. Except as herein amended or modified, all of the terms and provisions of the Merger Agreement shall remain in full force and effect, and the parties hereby readopt and reaffirm such terms.

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                  4.    This Amendment may be executed in counterparts, each of
which shall be deemed an original and all of which together shall be considered one and the same agreement.

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                  IN WITNESS WHEREOF, the parties hereto have executed or caused this First Amendment to Merger Agreement to be executed on the date first above written.

                                        INFORTE CORP.


                                        By:          /s/ Phil Bligh
                                           -------------------------------------
                                        Its:  Chief Executive Officer
                                            ------------------------------------




                                        /s/ Kevin McDonald
                                        ----------------------------------------
                                        Kevin McDonald, in his capacity as
                                        Stockholder Representative